Exhibit 10.3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED

STANDBY LETTER OF CREDIT

DATE: May 6, 2021                    STANDBY LETTER OF CREDIT: 137123

EXPIRATION DATE:                    March 31, 2024
BENEFICIARY:                    APPLICANT:
DOORDASH, INC.                    OLO INC.
303 2ND STREET SOUTH TOWER 800            285 FULTON STREET
SAN FRANCISCO, CA 94107                 82 FLOOR
ATTN: RAVI INUKONDA                NEW YORK, NY 10007

AT THE REQUEST OF APPLICANT, PACIFIC WESTERN BANK HEREBY ESTABLISHES THIS IRREVOCABLE STANDBY LETTER OF CREDIT NO. 137123 (THE "LETTER OF CREDIT") IN FAVOR OF DOORDASH, INC.., AS BENEFICIARY, FOR THE ACCOUNT OF APPLICANT IN THE AGGREGATE AMOUNT OF US $25,000,000.00 (TWENTY FIVE MILLION DOLLARS AND XX/100), EFFECTIVE May 6, 2021 AND EXPIRING AT OUR COUNTERS AT PACIFIC WESTERN BANK, TRADE FINANCE DEPARTMENT, 110 WEST "A" STREET, SUITE 200, SAN DIEGO, CA 92101 ON March 31, 2024 (THE "EXPIRATION DATE") SUBJECT TO EXTENSIONS, IF ANY, AS PROVIDED BELOW.

THIS LETTER OF CREDIT IS AVAILABLE WITH PACIFIC WESTERN BANK BY SIGHT PAYMENT UPON YOUR PRESENTATION OF THE FOLLOWING DOCUMENTS:

1.THE BENEFICIARY'S DRAFT(S) DRAWN ON US AT SIGHT AS PER EXHIBIT A AND BEARING THE CLAUSE "DRAWN UNDER PACIFIC WESTERN BANK IRREVOCABLE UNCONDITIONAL STANDBY LETTER OF CREDIT NO. 137123 DATED May 6, 2021."

2.BENEFICIARY'S ORIGINAL SIGNED STATEMENT CONFIRMING THAT THE INVOICE(S) ARE PAST DUE IN EXCESS OF [***] AND REMAIN UNPAID FOR THE MINIMUM AMOUNT DUE BY XX% OR $:XX.XX, WHICH EQUATES TO [***]% OF THE UNPAID INVOICES(S).

3.COPY OF INVOICE(S) MARKED UNPAID

4.THE ORIGINAL OR REISSUED REPLACEMENT OF THIS LETTER OF CREDIT AND ALL AMENDMENTS, THE MOST CURRENT EXTENSION NOTICE IF ANY.

SPECIFIC INSTRUCTIONS:

1.IT IS A CONDITION OF THIS LETTER OF CREDIT THAT THE EXPIRATION DATE MAY BE EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR FROM THE PRESENT EXPIRATION DATE HEREOF UPON MUTUAL WRITTEN AGREEMENT OF PACIFIC WESTERN BANK, THE APPLICANT AND THE BENEFICIARY.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED

2.IT IS A CONDITION OF THIS LETTER OF CREDIT THAT, NOTWITHSTANDING THE TERM OF THIS LETTER OF CREDIT, IF EITHER PARTY TERMINATES THE RESTATED DELIVERY NETWORK AGREEMENT BETWEEN BENEFICIARY AND APPLICANT, BENEFICIARY SHALL NOT DRAW UPON THIS LETTER OF CREDIT FOR ANY AMOUNTS IN EXCESS OF THE AMOUNT PERMITTED TO BE DRAWN UPON UNDER THE TERMS OF THE RESTATED DELIVERY NETWORK AGREEMENT AND SHALL ONLY DRAW UPON THIS LETTER OF CREDIT FOR AMOUNTS DUE IN RESPECT OF SERVICES RENDERED THROUGH THE EFFECTIVE DATE OF SUCH TERMINATION. BENEFICIARY AGREES THAT IT SHALL TERMINATE THIS LETTER OF CREDIT WITHIN 30 DAYS FROM THE DATE OF APPLICANT'S FINAL PAYMENT IN FULL OF AMOUNTS OUTSTANDING PURSUANT TO THE RESTATED DELIVER NETWORK AGREEMENT OR BENEFICIARY'S DRAW DOWN OF SUCH AMOUNTS AS APPLICABLE.

3.MULTIPLE AND/OR PARTIAL DRAWINGS ARE PERMITTED.

4.EXCEPT AS STATED HEREIN, ALL BANK CHARGES ARE FOR THE APPLICANT'S ACCOUNT.

5.PACIFIC WESTERN BANK SHALL REPLACE THE ORIGINAL OF THIS LETTER OF CREDIT WITH A REPLACEMENT LETTER OF CREDIT, IF SUCH ORIGINAL IS LOST, STOLEN, MUTILATED, OR DESTROYED PRIOR TO FULL DRAWING UPON PRIOR RECEIPT BY PACIFIC WESTERN BANK OF ANY FEES CHARGED BY IT AND AN AFFIDAVIT OF LOST LETTER OF CREDIT AND INDEMNITY, EXECUTED BY BENEFICIARY, ACCEPTABLE TO PACIFIC WESTERN BANK IN ITS SOLE DISCRETION ANY BANK CHARGES FOR SUCH REPLACEMENT SHALL BE PAYABLE BY THE BENEFICIARY.

6.AS A CONDITION OF THE ISSUANCE HEREOF THE BENEFICIARY AGREES TO RETURN TO PACIFIC WESTERN BANK, IMMEDIATELY FOLLOWING THE FINAL MATURITY DATE, THE ORIGINAL OR ANY REISSUED REPLACEMENT OF THE EXPIRED LETTER OF CREDIT, INCLUDING ALL AMENDMENTS THERETO, IF ANY, WHICH REMAIN IN THE POSSESSION OF THE BENEFICIARY.

PACIFIC WESTERN BANK ENGAGES WITH BENEFICIARY THAT ALL DRAFTS DRAWN AND DOCUMENTS PRESENTED IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT WILL BE DULY HONORED BY PACIFIC WESTERN BANK BY PAYMENT OF THE AMOUNT DEMANDED IF PRESENTED TO PACIFIC WESTERN BANK, INTERNATIONAL TRADE FINANCE DEPARTMENT, 110 WEST "A" STREET, SUITE 200, SAN DIEGO, CA 92101 ON OR BEFORE THE EXPIRATION DATE HEREOF OR ANY EXTENDED EXPIRATION DATE.

IF ANY INSTRUCTIONS ACCOMPANYING A DRAWING UNDER THIS LETTER OF CREDIT REQUEST THAT PAYMENT IS TO BE MADE BY TRANSFER TO AN ACCOUNT WITH US OR AT ANOTHER BANK, WE AND/OR SUCH OTHER BANK MAY RELY ON ANY ACCOUNT NUMBER SPECIFIED IN SUCH INSTRUCTIONS EVEN IF THE NUMBER IDENTIFIES A PERSON OR ENTITY DIFFERENT FROM THE INTENDED PAYEE.

EXCEPT AS EXPRESSLY STATED OTHERWISE HEREIN, THIS UNDERTAKING IS NOT SUBJECT TO ANY CONDITION OR QUALIFICATION, AND THIS LETTER OF CREDIT CANNOT BE

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED
MODIFIED OR REVOKED WITHOUT THE CONSENT OF BOTH PACIFIC WESTERN BANK AND THE BENEFICIARY HERETO.

UPON PAYMENT OF THE DRAFT AMOUNT TO THE BENEFICIARY, PACIFIC WESTERN BANK SHALL REDUCE THE THEN AVAILABLE AMOUNT BY THE DRAW AMOUNT. UPON PAYMENT OF A FULL DRAW, PACIFIC WESTERN BANK SHALL BE FULLY DISCHARGED OF ITS OBLIGATION UNDER THIS STANDBY LETTER OF CREDIT AND SHALL NOT THEREAFTER BE OBLIGATED TO MAKE ANY FURTHER PAYMENTS UNDER THIS STANDBY LETTER OF CREDIT.

THIS LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF THE ENGAGEMENT AND UNDERTAKING BETWEEN PACIFIC WESTERN BANK AND BENEFICIARY AND SUCH ENGAGEMENT AND UNDERTAKING SHALL NOT IN ANY WAY BE MODIFIED, AMENDED OR AMPLIFIED BY REFERENCE TO ANY DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OTHER THAN PUBLICATION ISP 98 (AS DEFINED BELOW) OR IN WHICH THIS LETTER OF CREDIT IS REFERRED TO OR TO WHICH LETTER OF CREDIT RELATES AND ANY SUCH REFERENCE SHALL NOT BE DEEMED TO INCORPORATE HEREIN BY REFERENCE ANY DOCUMENT OR INSTRUMENT. THIS LETTER OF CREDIT IS THE INDIVIDUAL OBLIGATION OF PACIFIC WESTERN BANK AND IS IN NO WAY CONTINGENT UPON REIMBURSEMENT WITH RESPECT THERETO OR UPON PACIFIC WESTERN BANK'S ABILITY TO PERFECT ANY LIEN, SECURITY INTEREST, OR ANY OTHER REIMBURSEMENT.
THIS LETTER OF CREDIT IS SUBJECT TO AND GOVERNED BY THE UNIFORM CUSTOMS AND PRACTICES 2006 (UCP600) AS ISSUED BY THE INTERNATIONAL CHAMBER OF COMMERCE AND THE LAWS OF THE STATE OF CALIFORNIA.

SINCERELY,

/s/ Jason Kranack

JASON KRANACK / EVP
PACIFIC WESTERN BANK
TEL: [***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED
Exhibit A

US$_______________________                        ___________________
                                    (Date)

At Sight of this Bill of Exchange
Pay to the order of ___________________________

the Sum of ______________________________

“Drawn under Pacific Western Bank Irrevocable Standby Letter of Credit No. ________dated: _______”
only for value received.

To:     Pacific Western Bank                     ___________________________
475 Fifth Ave, 18th Floor                 (Beneficiary Name)
New York, NY 10017

_________________________
(Authorized Signature)

Guidelines to prepare the sight draft or bill of exchange:

1)Amount:                 Amount of drawing in numeric figures
2)Date:                     Issuance date of draft or bill of exchange
3)Pay to the order of:             Name of Beneficiary
4)The Sum of:                 Amount of drawing in words
5)Letter of Credit No.             Our Standby Letter of Credit Number
6)Dated:                     Issuance date of Standby Letter of Credit

Note: Beneficiary must endorse the back of the sight draft or bill of exchange as you would endorse a check.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED
Exhibit B

Date:_____________

Pacific Western Bank
Trade Services
110 West A Street, Suite 200
San Diego, CA 92101

Subject: Your Letter of Credit No._______________

For value received, we hereby irrevocably assign and transfer all our rights under the above-captioned Letter of Credit, as heretofore and hereafter amended, extended or increased, to:

Insert name of transferee

___________________________________
___________________________________
___________________________________

By this transfer, all of our rights in the Letter of Credit are transferred to the transferee and the transferee shall have sole rights as beneficiary under the Letter of Credit, including sole rights relating to any amendments, whether increases or extensions or other amendments, and whether now existing or hereafter made. You are hereby irrevocably instructed to advise future amendment(s) of the Letter of Credit to the transferee without our consent or notice to us.

Enclosed are the original Letter of Credit and the original of all amendments to this date. Please notify the transferee of this transfer and of the terms and conditions of the Letter of Credit as transferred. This transfer will not become effective until the transferee is so notified.

Very truly yours,

Insert name of transferor

By:____________________
Name:_________________
Title:___________________

Signature of Transferor Guaranteed
[Insert name of bank]

By:____________________
Name:_________________
Title:___________________